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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


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Section 7.3 Indenture                                                                           Distribution Date:  12/15/99
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                                 0.00
             Class B Principal Payment                                                                 0.00
             Class C Principal Payment                                                                 0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                                 0.00
             Class B Principal Payment                                                                 0.00
             Class C Principal Payment                                                                 0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                                 4,717,500.00
             Class B Note Interest Requirement                                                   279,708.54
             Class C Note Interest Requirement                                                   359,345.55
                       Total                                                                   5,356,554.09

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                                      5.55000
             Class B Note Interest Requirement                                                      5.79167
             Class C Note Interest Requirement                                                      5.31458

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                                     850,000,000
             Class B Note Principal Balance                                                      48,295,000
             Class C Note Principal Balance                                                      67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account                                       14,488,650.00

(v)     Required Owner Trust Spread Account Amount                                            14,488,650.00



                                                                                            By:
                                                                                                   -------------------------------
                                                                                            Name:  Patricia M. Garvey
                                                                                            Title: Vice President
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